UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2017

 Shell Midstream Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-36710	46-5223743
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 N. Dairy Ashford, Houston, Texas 77079
(Address of principal executive offices and zip code)

(832) 337-2034
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
As reported in a Current Report on Form 8-K filed by Shell Midstream Partners, L.P. (the “Partnership”) on December 5, 2017 (the "Initial Form 8-K"), the Partnership closed the acquisition of (i) 22.9% of the issued and outstanding membership interests in Mars Oil Pipeline Company LLC, (ii) 10.0% of the issued and outstanding common stock of Explorer Pipeline Company, (iii) 41.48% of the issued and outstanding membership interests in LOCAP LLC, (iv) 22.0% of the issued and outstanding membership interests in Odyssey Pipeline LLC, and (iv) 100% of the issued and outstanding membership interests in Triton West LLC, on December 1, 2017 (the "December 2017 Acquisition"). This amendment is being filed to provide certain audited and unaudited financial statements and certain unaudited pro forma financial information for such transaction as required by Item 9.01. Except as set forth below, the Initial Form 8-K is unchanged.
As reported in a Current Report on Form 8-K filed by the Partnership on May 10, 2017 (the "May Form 8-K"), the Partnership completed the acquisition of (i) approximately 128-miles of pipeline aggregating volumes from five offshore pipelines and delivering volumes to key onshore markets, which the Partnership refers to as the Delta Pipeline and (ii) a pipeline system of approximately 75-miles located in the Eastern Gulf of Mexico serving as a host to eight different subsea fields and connecting to the Delta Pipeline at Main Pass 69, which we refer to as the Na Kika Pipeline (the "May 2017 Acquisition"). Because the interests acquired in the December 2017 Acquisition and the May 2017 Acquisition are of related businesses, the completion of the December Acquisition requires the Partnership to file certain audited and unaudited financial statements and certain unaudited pro forma financial information for the May Acquisition as required by Item 9.01.  Except as set forth below, the May Form 8-K is unchanged.

Item 9.01    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The audited historical financial statements of Mars Oil Pipeline Company as of and for the year ended December 31, 2016, and unaudited historical financial statements of Mars Oil Pipeline Company LLC as of and for the nine months ended September 30, 2017 and 2016, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.
The audited historical financial statements of Odyssey Pipeline LLC as of and for the year ended December 31, 2016, and unaudited historical financial statements as of and for the nine months ended September 30, 2017 and 2016, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference.
The audited historical financial statements of LOCAP LLC as of and for the year ended December 31, 2016, and unaudited historical financial statements as of and for the nine months ended September 30, 2017 and 2016, together with the related notes to the financial statements, a copy of which is filed as Exhibit 99.3 hereto and incorporated herein by reference.
The audited historical financial statements of Delta Pipeline Company as of and for the year ended December 31, 2016 and related notes to the financial statements, a copy of which is filed as Exhibit 99.4 hereto and incorporated herein by reference.
The audited historical financial statements of Na Kika Pipeline Company as of and for the year ended December 31, 2016 and related notes to the financial statements, a copy of which is filed as Exhibit 99.5 hereto and incorporated herein by reference.
The audited historical combined financial statements of Trading & Supply Terminals as of and for the year ended December 31, 2016, and unaudited historical combined financial statements as of and for the nine months ended September 30, 2017 and 2016, together with the related notes to the combined financial statements, a copy of which is filed as Exhibit 99.6 hereto and incorporated herein by reference.
(b)     Pro Forma Financial Information.
Unaudited pro forma consolidated financial statements of Shell Midstream Partners, L.P. as of and for the nine months ended September 30, 2017 and for each of the years in the three-year period ended December 31, 2016, a copy of which is filed as Exhibit 99.7 hereto and incorporated herein by reference.
(d)     Exhibits.

Number	Description
23.1	Consent of Ernst & Young, LLP, independent auditors to Mars Oil Pipeline Company.
23.2	Consent of Ernst & Young, LLP, independent auditors to Odyssey Pipeline, LLC.
23.3	Consent of PricewaterhouseCoopers LLP, independent auditors to LOCAP LLC.
23.4	Consent of Ernst & Young, LLP, independent auditors to Delta Pipeline Company.
23.5	Consent of Ernst & Young, LLP, independent auditors to Na Kika Pipeline Company.
23.6	Consent of Ernst & Young, LLP, independent auditors to Trading & Supply Terminals.
99.1
The audited historical financial statements of Mars Oil Pipeline Company as of and for the year ended December 31, 2016, and unaudited historical financial statements of Mars Oil Pipeline Company LLC as of and for the nine months ended September 30, 2017 and 2016, together with the related notes to the financial statements.

99.2
The audited historical financial statements of Odyssey Pipeline LLC as of and for the year ended December 31, 2016, and unaudited historical financial statements as of and for the nine months ended September 30, 2017 and 2016, together with the related notes to the financial statements.

99.3
The audited historical financial statements of LOCAP LLC as of and for the year ended December 31, 2016, and unaudited historical financial statements as of and for the nine months ended September 30, 2017 and 2016, together with the related notes to the financial statements.

99.4	The audited historical financial statements of Delta Pipeline Company as of and for the year ended December 31, 2016 and related notes to the financial statements.
99.5	The audited historical financial statements of Na Kika Pipeline Company as of and for the year ended December 31, 2016 related notes to the financial statements.
99.6
The audited historical combined financial statements of Trading & Supply Terminals as of and for the year ended December 31, 2016, and unaudited historical combined financial statements as of and for the nine months ended September 30, 2017 and 2016, together with the related notes to the combined financial statements.

99.7
Unaudited pro forma consolidated financial statements of Shell Midstream Parters, L.P. as of and for the nine months ended September 30, 2017 and for each of the years in the three-year period ended December 31, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHELL MIDSTREAM PARTNERS, L.P.

By:	Shell Midstream Partners GP LLC,
its general partner

By:	/s/ Lori M. Muratta
Lori M. Muratta
Vice President, General Counsel and Secretary

Date:	December 20, 2017